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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 16, 2003



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            OHIO                       1-16091                 34-1730488
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


 SUITE 36-5000, 200 PUBLIC SQUARE, CLEVELAND, OHIO             44114-2304
 (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On April 16, 2003, PolyOne Corporation (the "Company") announced plans to complete a debt refinancing. The Company is filing herewith the press release describing the debt refinancing issued April 16, 2003 as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated April 16, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLYONE CORPORATION

                                     By: /s/ Richard E. Hahn
                                        --------------------------------------
                                         Name:    Richard E. Hahn
                                         Title:   Assistant Secretary



Date:  April 17, 2003